Exhibit 31.2

CERTIFICATIONS

I, Thomas Bates, certify that:

1.                                       I have reviewed this Form 10-QSB of Legends Financial Holdings, Inc.;

2.                                       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact or omit to state a necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.                                       Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects, the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.                                       The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

(a)                                  Designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)                                 Evaluated the effectiveness of the registrant’s disclosure controls and procedures as of the end of the period covered by this quarterly report (“the Evaluation Date”);

(c)                                  Presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.                                       The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of the registrant’s board of directors:

(a)                                  All significant deficiencies in the design or operation of internal control over financial reporting which could adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)                                 Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

November 12, 2004

/s/	Thomas Bates
Chief Financial Officer